UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

 EMCLAIRE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18464	25-1606091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

612 Main Street, Emlenton, PA	16373
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EMCLAIRE FINANCIAL CORP.
CURRENT REPORT ON FORM 8-K

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 1, 2010, Emclaire Financial Corp. announced its results of operations for the year ended December 31, 2009.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.  The information furnished under Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 1, 2010 issued by Emclaire Financial Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP.

Date:	February 1, 2010
/s/ William C. Marsh

		Name:	William C. Marsh
		Title:	Chief Executive Officer
President